Exhibit 99.1

(Official Form 1) (10/06)

United States Bankruptcy Court Central District of California	Voluntary Petition
Name of Debtor (If individual, enter Last, First, Middle): **Fremont General Corporation**	Name of Joint Debtor (Spouse) (Last, First, Middle):
All Other Names used by debtor in the last 8 years (include married, maiden, and trade names):	All Other Names used by joint debtor in the last 8 years (include married, maiden, and trade names):
Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all): 95-2815260	Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all):
Street Address of Debtor (No. and Street, City and State) 2727 East Imperial Highway Brea, California 92821	Street Address of Joint Debtor (No. and Street, City and State) ZIPCODE
County of Residence or of the Principal Place of Business: Orange county	County of Residence or of the Principal Place of Business:
Mailing Address of Debtor (If different from street address) ZIPCODE	Mailing Address of Joint Debtor (If different from street address) ZIPCODE

Location of Principal Assets of Business Debtor (if different from street address above):
ZIPCODE

Type of Debtor
(Form of Organization)
(Check **one** box.)

- ☐ Individual (includes Joint Debtors) *See Exhibit D on page 2 of this form.*
- ☒ Corporation (includes LLC and LLP)
- ☐ Partnership
- ☐ Other (If debtor is not one of the above entities, check this box and state type of entity below.)

Nature of Business
(Check **one** box.)

- ☐ Health Care Business
- ☐ Single Asset Real Estate as defined in 11 U.S.C. § 101 (51B)
- ☐ Railroad
- ☐ Stockbroker
- ☐ Commodity Broker
- ☐ Clearing Bank
- ☒ Other

Tax-Exempt Entity
(Check box, if applicable)

- ☐ Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code.)

Chapter of Bankruptcy Code Under Which the Petition is Filed (Check **one** box)

- ☐ Chapter 7
- ☐ Chapter 9
- ☒ Chapter 11
- ☐ Chapter 12
- ☐ Chapter 13
- ☐ Chapter 15 Petition for Recognition of a Foreign Main Proceeding
- ☐ Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding

Nature of Debts
(Check **one** box.)

- ☐ Debts are primarily consumer debts, defined in 11 U.S.C. § 101(8) as "incurred by an individual primarily for a personal, family, or household purpose."
- ☒ Debts are primarily business debts.

Filing Fee (Check one box.)

- ☒ Full Filing Fee attached.
- ☐ Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.
- ☐ Filing Fee waiver requested (applicable to chapter 7 individuals only.). Must attach signed application for the court's consideration. See Official Form 3B.

Chapter 11 Debtors
Check one box:

- ☐ Debtor is a small business debtor as defined in 11 U.S.C. § 101(51D).
- ☒ Debtor is not a small business debtor as defined in 11 U.S.C. § 101(51D).

Check if:

- ☐ Debtor's aggregate noncontingent liquidated debts owed to insiders or affiliates are less than $2 million.

Check all applicable boxes:

- ☐ A plan is being filed with this petition.
- ☐ Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. § 1126(b).

Statistical/Administrative Information

- ☒ Debtor estimates that funds will be available for distribution to unsecured creditors.
- ☐ Debtor estimates that after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

THIS SPACE IS FOR COURT USE ONLY

Estimated Number of Creditors

1-49	50-99	100-199	200-999	1,000-5,000	5,001-10,000	10,001-25,000	25,001-50,000	50,001-100,000	Over 100,000
☐	☐	☐	☒	☐	☐	☐	☐	☐	

Estimated Assets

$0 to $10,000	$10,001 to $100,000	$100,000 to $1 million	$1 million to $100 million	More than 100 million
☐	☐	☐	☐	☒

Estimated Liabilities

$0 to $50,000	$50,000 to $100,000	$100,000 to $1 million	$1 million to $100 million	More than 100 million
☐	☐	☐	☐	☒

(Official Form 1) (10/06) FORM B1, Page 2

Voluntary Petition *(This page must be completed and filed in every case)*	Name of Debtor(s): .	
Prior Bankruptcy Cases Filed Within Last 8 Years (If more than one, attach additional sheet.)		
Location Where Filed:	Case Number:	Date Filed:
Location Where Filed:	Case Number:	Date Filed:
Pending Bankruptcy Case Filed by any Spouse, Partner, or Affiliate of this Debtor (If more than one, attach additional sheet.)		
Name of Debtor:	Case Number:	Date Filed:
District:	Relationship:	Judge:

Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

■ Exhibit A is attached and made a part of this petition.

Exhibit B

(To be completed if debtor is an individual whose debts are primarily consumer debts)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I have delivered to the debtor the notice required by § 342(b).

X ______________________________

Signature of Attorney for Debtor(s) (Date)

Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

☐ Yes, and Exhibit C is attached and made a part of this petition.

■ No

Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

☐ Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

☐ Exhibit D completed and signed by the joint debtor is attached and made a part of this petition.

Information Regarding the Debtor – Venue

(Check any applicable box.)

■ Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

☐ There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

☐ Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.

Statement by a Debtor Who Resides as a Tenant of Residential Property

(Check all applicable boxes.)

☐ Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following.)

____

(Name of landlord that obtained judgment)

____

(Address of landlord)

☐ Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

☐ Debtor has included with this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.

(Official Form 1) (10/06) FORM B1, Page 3

Voluntary Petition
(This page must be completed and filed in every case)

Name of Debtor(s):

Signatures

Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and chose to proceed under chapter 7.
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. § 342(b).

I request relief in accordance with the chapter of title 11, United States code, specified in this petition.

X ______________________________
Signature of Attorney for Debtor(s)

X ______________________________
Signature of Joint Debtor

____
Telephone Number (if not represented by attorney)

____
Date

Signature of a Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition.

(Check only **one** box.)

☐ I request relief in accordance with chapter 15 of title 11, United States Code. Certified copies of the documents required by § 1515 of title 11 are attached.

☐ Pursuant to 11 U.S.C. § 1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X ______________________________
(Signature of Foreign Representative)

X ______________________________
(Printed Name of Foreign Representative)

____
Date

Signature of Attorney*

X /s/ THEODORE STOLMAN
Signature of Attorney for Debtor(s)

Theodore Stolman
Printed Name of Attorney for Debtor(s)

Stutman Treister & Glatt
Firm Name

1901 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Address

(310) 228-5650
Telephone Number
June 18, 2008
Date

Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests the relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X /s/ RICHARD A. SANCHEZ
Signature of Authorized Individual
Richard A. Sanchez
Printed Name of Authorized Individual
Executive Vice President/Chief Administrative Officer
Title of Authorized Individual
June 18, 2008
Date

Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19B is attached.

____
Printed Name and title, if any, of Bankruptcy Petition Preparer

____
Social-Security number (If the bankruptcy petition preparer is not an individual, state the Social-security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer.) (Required by 11 U.S.C. § 110.)

____
Address

____

X ______________________________

____
Date

Signature of bankruptcy petition preparer or officer, principal, responsible person, or partner whose social security number is provided above.

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition prepared is not an individual.

If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. § 110; 18 U.S.C. § 156.